PENSION PLANS AND RETIREMENT BENEFITS	6 Months Ended
Jun. 30, 2016
Compensation and Retirement Disclosure [Abstract]
PENSION PLANS AND RETIREMENT BENEFITS
PENSION PLANS AND RETIREMENT BENEFITS

Most of our employees participate in defined contribution pension plans. We provide a contribution to an individual retirement contribution account maintained with the Contributing Employee Ownership Plan (CEOP) primarily equal to an amount of between 5% and 10% of the employee’s eligible compensation. The defined contribution pension plans expense was $8.2 million and $4.6 million for the three months ended June 30, 2016 and 2015, respectively, and $14.8 million and $8.9 million for the six months ended June 30, 2016 and 2015, respectively. The increase in defined contribution pension plans expense was due to the additional employees added in conjunction with the Acquired Business.

A portion of our bargaining hourly employees continue to participate in our domestic qualified defined benefit pension plans under a flat-benefit formula. Our funding policy for the qualified defined benefit pension plans is consistent with the requirements of federal laws and regulations. Our foreign subsidiaries maintain pension and other benefit plans, which are consistent with statutory practices. Our qualified defined benefit pension plan provides that if, within three years following a change of control of Olin, any corporate action is taken or filing made in contemplation of, among other things, a plan termination or merger or other transfer of assets or liabilities of the plan, and such termination, merger, or transfer thereafter takes place, plan benefits would automatically be increased for affected participants (and retired participants) to absorb any plan surplus (subject to applicable collective bargaining requirements).

We also provide certain postretirement health care (medical) and life insurance benefits for eligible active and retired domestic employees. The health care plans are contributory with participants’ contributions adjusted annually based on medical rates of inflation and plan experience.
Effective as of the Closing Date, we changed the approach used to measure service and interest costs for our defined benefit pension plans and on December 31, 2015 changed this approach for our other postretirement benefits. Prior to the change, we measured service and interest costs utilizing a single weighted-average discount rate derived from the yield curve used to measure the plan obligations. Subsequent to the change, we elected to measure service and interest costs by applying the specific spot rates along the yield curve to the plans’ estimated cash flows. We believe the new approach provides a more precise measurement of service and interest costs by aligning the timing of the plans’ liability cash flows to the corresponding spot rates on the yield curve. This change does not affect the measurement of our plan obligations. We have accounted for this change as a change in accounting estimate and, accordingly, have accounted for it on a prospective basis.
As of the Closing Date and as part of the Acquisition, our U.S. qualified defined benefit pension plan assumed certain U.S. qualified defined benefit pension obligations and assets related to active employees and certain terminated, vested retirees of the Acquired Business with a net liability of $281.7 million. In connection therewith, pension assets were transferred from TDCC’s U.S. qualified defined benefit pension plans to our U.S. qualified defined benefit pension plan. Immediately prior to the Acquisition, the Acquired Business’s participant accounts assumed in the Acquisition were closed to new participants and were no longer accruing additional benefits.
Also as of the Closing Date, we assumed certain accrued defined benefit pension liabilities relating to employees of TDCC in Germany, Switzerland and other international locations who transferred to Olin in connection with the Acquisition. The net liability assumed as of the Closing Date was $160.6 million.

	Pension Benefits		Other Postretirement Benefits
	Three Months Ended June 30,		Three Months Ended June 30,
	2016	2015	2016	2015
Components of Net Periodic Benefit (Income) Cost	($ in millions)
Service cost	$2.7	$1.3	$0.4	$0.3
Interest cost	21.8	20.6	0.4	0.7
Expected return on plans’ assets	(39.1)	(35.7)	—	—
Amortization of prior service cost	0.1	0.1	—	—
Recognized actuarial loss	5.0	7.4	0.8	0.9
Curtailments/settlements	—	—	—	—
Net periodic benefit (income) cost	$(9.5)	$(6.3)	$1.6	$1.9

	Pension Benefits		Other Postretirement Benefits
	Six Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Components of Net Periodic Benefit (Income) Cost	($ in millions)
Service cost	$5.9	$2.9	$0.7	$0.6
Interest cost	44.2	41.2	0.9	1.3
Expected return on plans’ assets	(78.9)	(71.3)	—	—
Amortization of prior service cost	0.1	0.1	—	—
Recognized actuarial loss	10.3	14.9	1.6	1.8
Curtailments/settlements	—	0.1	—	0.1
Net periodic benefit (income) cost	$(18.4)	$(12.1)	$3.2	$3.8

For the six months ended June 30, 2015, we recorded a curtailment charge of $0.2 million associated with permanently closing a portion of the Becancour, Canada chlor alkali facility that has been shut down since late June 2014. This charge was included in restructuring charges for the six months ended June 30, 2015.

We made cash contributions to our international qualified defined benefit pension plans of $0.7 million and $0.3 million for the six months ended June 30, 2016 and 2015, respectively.